UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2009

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


                           (ANALYTIC INVESTORS LOGO)

                                 ANNUAL REPORT
                               December 31, 2009

                        THE ADVISORS' INNER CIRCLE FUND

                        ANALYTIC SHORT-TERM INCOME FUND

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009


                               TABLE OF CONTENTS

Shareholders' Letter .....................................................    1
Schedule of Investments ..................................................    6
Statement of Assets and Liabilities ......................................   10
Statement of Operations ..................................................   11
Statement of Changes in Net Assets .......................................   12
Financial Highlights .....................................................   13
Notes to Financial Statements ............................................   14
Report of Independent Registered Public Accounting Firm ..................   23
Disclosure of Fund Expenses ..............................................   24
Trustees and Officers of The Advisors' Inner Circle Fund .................   26
Approval of Investment Advisory Agreement ................................   34
Notice to Shareholders ...................................................   36

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, (i) by calling 1-866-777-7818; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

Dear Fellow Shareholders:

We are pleased to send you the Analytic Funds Annual report for the period ending December 31, 2009.

Despite a weak start at the beginning of the period, the MSCI World Index finished up 30.0% for 2009 while the S&P 500 Index capped a +67.4% gain from its March intraday low.

Prior to the March-end rally, investor sentiment was bleak. The institution of the Obama Administration failed to restore investor confidence, as widespread job losses and overall economic uncertainty overwhelmed investors in the U.S. Both Germany's and Italy's business confidence fell to record lows during the beginning of the period as well, while in Japan, a series of negative economic indicator announcements and earning downgrades by Japanese companies, including Sony's larger-than-expected annual operating loss, dragged the market down. It wasn't until mid-March when the U.S. Treasury Secretary Tim Geithner finally unveiled the government's plan to unload toxic debt that the U.S. market began to rally, followed closely by global markets.

After falling again in October, stocks rose for the remainder of the year due to both the positive economic news reassuring investors that the economic recovery is still intact, as well as Chairman Bernanke's pledge to keep interest rates low and home sales were stronger than expected.

During the period we saw further evidence that the junk rally is fading and that the recession may finally be coming to a close. History has shown that factor payoffs in the closing months of a recession tend to reward issues with higher risk (high Beta) and lower quality (low Return-on-Equity). These abnormal factor payoff periods tend to be brief and are followed by periods where factor returns revert to a more typical pattern. Since the market's March low, the factor return from Beta exposure has been very strong, while Return on Equity has been flat. Starting in October, this pattern flipped and stocks with higher quality (Return on Equity) and lower risk (Beta) outperformed issues with lower quality and higher risk.

Bond returns were positive for the 10th consecutive year, as the Barclays Capital Government/Credit Index returned a strong 4.53%. Corporate bonds outperformed U.S. government securities during the period, as the Barclays Capital U.S. Intermediate Credit Index returned 15.93% versus the Barclays Capital 1-5 Year Government Bond Index return of -0.33% for the year. In addition, short-term securities outperformed long-term securities as the Barclays Capital U.S. Treasury 1-3 year returned 0.80% versus -6.04% for the Barclays Capital U.S. Treasury 7-10 year.

Finally, the Analytic Short Term Income Fund (symbol: ANSTX) returned 5.14%, outperforming the 3.83% return for the Merrill Lynch 1-3 Year Government Corporate Index.

An overweight to agencies relative to the benchmark helped performance during the period, as U.S. government reassurances helped make the bonds more valuable. Over the year, put options written on the Dow Jones Industrial Average and S&P 500 indices, as well as certain sectors, such as banking and commodities, were the largest

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

contributors to performance during the period, as these markets moved higher. Within the currency component of the Fund, a long position in the Australian dollar helped performance as risk seeking investors found the yield attractive. But not everything worked in 2009 as the Fund's long position in VIX moved lower and hurt performance. The VIX position is designed to hedge the options portfolio should markets move lower. This was not the case in 2009, as the market posted strong returns and the CBOE Volatility Index fell throughout most of the period.

We appreciate your loyalty and continuing support.

Sincerely,


/s/ Harindra de Silva                   /s/ Greg McMurran
Harindra de Silva, Ph.D., CFA           Greg McMurran
President/Portfolio Manager             Chief Investment Officer



THIS REPRESENTS THE MANAGEMENT TEAM'S ASSESSMENT OF THE PORTFOLIO AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

SEE PAGES 3 AND 4 FOR DEFINITION OF INDICES.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

DEFINITION OF INDICES

MSCI WORLD INDEX

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

S&P 500 INDEX

Widely regarded as the best single gauge of the U.S. equities market, this world-renowned index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. It is also the U.S. component of S&P Global 1200.

Index constituents exhibit the following characteristics:

     -    Market Coverage - Approximately 75% of the U.S. equities market

     -    Weighting - Market capitalization

     -    Market Capitalization - Minimum of US$ 3 billion

     -    Public Float - At least 50%

     -    Reconstitution - As needed basis


With more than US$ 1.53 trillion in indexed assets, the S&P U.S. indices have earned a reputation for being not only leading market indicators, but also investable portfolios designed for cost efficient replication or the creation of index-linked products. The history of the S&P 500 dates back to 1923, with an expansion to include 500 companies in 1957.

Index Governance and Policy

This index is maintained by the S&P Index Committee, whose members include Standard & Poor's economists and index analysts. It follows a set of published guidelines and policies that provide the transparent methodologies used to maintain the index.

BARCLAYS CAPITAL GOVERNMENT/CREDIT INDEX

The U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

BARCLAYS CAPITAL U.S. INTERMEDIATE CREDIT BOND INDEX

The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity greater than or equity to 1 year and less than 10 years. The Index includes U.S. credit securities that have $250 million or more of outstanding face value.

BARCLAYS CAPITAL 1-5 YEAR GOVERNMENT BOND INDEX

The Barclays Capital 1-5 Year Government Bond Index is an unmanaged index of securities issued by the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate or foreign debt guaranteed by the U.S. government. Only publicly-issued debt instruments with a remaining maturity of one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.

BARCLAYS CAPITAL 1-3 YEAR U.S. TREASURY INDEX

The Barclays Capital 1-3 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 or better) by Moody's Investors Service, are fixed rate, and have $250 million or more of outstanding face value. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

BARCLAYS CAPITAL 7-10 YEAR U.S. TREASURY INDEX

The Barclays Capital 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are non-convertible, are denominated in U.S. dollars, are rated (at least Baa3 by Moody's Investors Service or BBB- by S&P), are fixed rate, and have more than $250 million par outstanding. The Index is weighted by the relative market value of all securities meeting the Index criteria. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), U.S. Treasury inflation-protected securities (TIPs), state and local government bonds (SLGs), and coupon issues that have been stripped from assets already included.

MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX

The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is a market-value weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment grade U.S. domestic debt. Maturities of the securities range from one to three years.

CBOE (CHICAGO BOARD OPTIONS EXCHANGE) VOLATILITY INDEX (VIX INDEX)

The CBOE (Chicago Board Options Exchange) Volatility Index (VIX Index) shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED DECEMBER 31, 2009
-----------------------------------------
1 YEAR          5 YEARS         10 YEARS
-----------------------------------------
5.14%           3.09%           4.42%
-----------------------------------------



Initial Investment Date           12/31/99  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
-----------------------           -------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Analytic Short-Term Income Fund    $10,000 $10,760 $11,516 $12,252 $12,957 $13,232 $13,655 $14,296 $15,180 $14,653 $15,406
Merrill Lynch 1-3 Year U.S. Corporate
   /Government Index               $10,000 $10,807 $11,748 $12,464 $12,806 $12,961 $13,188 $13,749 $14,694 $15,384 $15,974

Periods ended on December 31st

ANALYTIC SHORT-TERM INCOME FUND
MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX

* If the Adviser and/or Fund service providers had not limited certain expenses, the Fund's total return would have been lower.


       THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND
    THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT,
            WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
       CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.
 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.
  INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS,
               DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES
                AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
                     THE PERFORMANCE WOULD HAVE BEEN LOWER.

       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
        WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES.
               THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO
 CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED
                 RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 4.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+:

                                  (BAR-CHART)

59.0%   U.S. Government Agency Obligations
18.6%   U.S. Treasury Obligations
13.3%   Corporate Obligations
 8.3%   Foreign Bonds
 0.8%   Cash Equivalent
 0.0%   Purchased Option Contracts

+    PERCENTAGES BASED ON TOTAL INVESTMENTS.

                                                       FACE AMOUNT      VALUE
                                                       -----------   -----------
SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 58.6%
FEDERAL FARM CREDIT BANK -- 6.3%
      2.000%, 10/22/12 .............................    $2,000,000   $ 1,995,228
                                                                     -----------
FEDERAL HOME LOAN BANK -- 12.6%
      2.125%, 08/13/12 .............................     1,025,000     1,027,916
      2.000%, 07/27/12 .............................     3,000,000     3,005,760
                                                                     -----------
                                                                       4,033,676
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.8%
      2.150%, 01/13/12 .............................     2,500,000     2,500,888
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 31.9%
      6.250%, 02/01/11 .............................     1,500,000     1,575,855
      5.250%, 08/01/12 .............................     3,500,000     3,734,955
      1.987%, 11/15/11 STRIPS (A) ..................     5,000,000     4,852,665
                                                                     -----------
                                                                      10,163,475
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $18,672,174) ..............................               18,693,267
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 18.5%
U.S. TREASURY BILLS (B) -- 18.5%
      0.310%, 11/18/10 (C) .........................     5,625,000     5,605,127
      0.320%, 09/23/10 (D) .........................       300,000       299,275
                                                                     -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $5,908,243) ............................                   5,904,402
                                                                     -----------
CORPORATE OBLIGATIONS -- 13.2%
FINANCIALS -- 11.5%
   Bear Stearns
      6.950%, 08/10/12 .............................       525,000       586,570
   Countrywide Financial
      0.715%, 05/07/12 .............................       500,000       488,375
   Metropolitan Life Global Funding I
      5.125%, 11/09/11 .............................       800,000       837,567
   Pricoa Global Funding I
      0.381%, 01/30/12 .............................       750,000       729,577

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009

                                                       FACE AMOUNT/
                                                        CONTRACTS/
                                                         SHARES         VALUE
                                                       -----------   -----------
CORPORATE OBLIGATIONS (CONTINUED)
   Principal Life Income Funding
      5.200%, 11/15/10 .............................   $ 1,000,000   $ 1,033,052
                                                                     -----------
                                                                       3,675,141
                                                                     -----------
TELECOMMUNICATIONS -- 1.7%
   Verizon New England
      6.500%, 09/15/11 .............................       500,000       532,928
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $4,142,916)                                                4,208,069
                                                                     -----------
FOREIGN BONDS -- 8.3%
   GE Capital European Funding
      4.750%, 09/28/12 .............................       800,000     1,196,996
   Italy Buoni Poliennali Del Tesoro
      2.500%, 07/01/12 .............................     1,000,000     1,448,592
                                                                     -----------
      (Cost $2,710,050) ............................                   2,645,588
                                                                     -----------
PURCHASED OPTION CONTRACTS -- 0.0%
   PHLX Semiconductor Index, January 2010, 390
      Call* ........................................            53         2,120
   PHLX Semiconductor Index, January 2010, 330
      Put* .........................................            53         5,035
                                                                     -----------
   TOTAL PURCHASED OPTION CONTRACTS
      (Cost $11,395) ...............................                       7,155
                                                                     -----------
CASH EQUIVALENT -- 0.8%
   HighMark Diversified Money Market Fund, Fiduciary
      Class, 0.220% (E)
      (Cost $243,872) ..............................       243,872       243,872
                                                                     -----------
   TOTAL INVESTMENTS -- 99.4%
      (Cost $31,688,650) ...........................                  31,702,353
                                                                     ===========
WRITTEN INDEX OPTION CONTRACTS -- (0.1) %
   AMEX S&P 400 Midcap Index, January 2010, 660
      Put* .........................................            (6)       (1,140)
   AMEX S&P 400 Midcap Index, January 2010,
      670 Put* .....................................            (6)       (1,410)
   CBOE NASDAQ 100 Index, January 2010, 1,675
      Put* .........................................            (3)         (486)
   CBOE Russell 2000 Index, January 2010, 560
      Put* .........................................            (7)         (938)
   CBOE S&P Smallcap 600 Index, January 2010,
      295 Put* .....................................           (13)         (910)
   CBOE S&P Smallcap 600 Index, January 2010,
      300 Put* .....................................            (8)         (680)
   PHLX Semiconductor Index, January 2010, 385
      Call* ........................................           (53)       (4,399)
   PHLX Semiconductor Index, January 2010, 310
      Put* .........................................            (5)         (275)
   PHLX Semiconductor Index, January 2010, 340
      Put* .........................................           (53)       (9,010)
   Russell 1000 Index, January 2010, 570 Put* ......           (10)       (1,700)
   S&P 100 Index, January 2010, 480 Put* ...........           (16)       (1,760)
   S&P 100 Index, January 2010, 485 Put* ...........           (16)       (2,064)
   S&P 500 Index, January 2010, 1,040 Put* .........            (4)       (1,000)
                                                                     -----------
   TOTAL WRITTEN INDEX OPTION CONTRACTS
      (Premiums received $57,491) ..................                 $   (25,772)
                                                                     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009

The following forward foreign currency contracts were outstanding as of December 31, 2009:

                                                                       UNREALIZED
                      CURRENCY TO         CURRENCY TO    CONTRACT     APPRECIATION
MATURITY DATE           RECEIVE             DELIVER       VALUE      (DEPRECIATION)
-------------         -----------         -----------   ----------   --------------
   3/17/10      AUD     2,300,000   USD   (2,087,183)   $2,051,515      $(35,668)
   3/17/10      GBP       800,000   USD   (1,298,682)    1,291,053        (7,629)
   3/17/10      JPY   140,000,000   USD   (1,586,697)    1,504,721       (81,976)
   3/17/10      NZD       200,000   USD     (144,854)      144,663          (191)
   3/17/10      SEK    13,000,000   USD   (1,833,380)    1,822,036       (11,344)
   3/17/10      USD     2,088,943   CAD   (2,200,000)    2,099,127       (10,184)
   3/17/10      USD       194,763   CHF     (200,000)      193,627          1,136
   3/17/10      USD     1,471,168   EUR   (1,000,000)    1,434,388         36,780
   9/23/10      USD     1,232,076   EUR     (835,000)    1,197,201         34,875
   9/23/10      USD     1,506,285   EUR   (1,020,000)    1,462,450         43,835
   3/17/10      USD     1,211,307   NOK   (7,000,000)    1,208,068          3,239
                                                                        ---------
                                                                        $ (27,127)
                                                                        =========

The following futures contracts were outstanding as of December 31, 2009:

                               NUMBER
                                OF                          UNREALIZED
CONTRACT                     CONTRACTS       SETTLEMENT     APPRECIATION
DESCRIPTION                 LONG (SHORT)       MONTH       (DEPRECIATION)
-----------                 ------------   -------------   --------------
CBOE VIX Index                    4        February 2010      $ (9,810)
CBOE VIX Index                    1        March 2010           (2,353)
U.S. 2 Year Treasury Note         60       March 2010          (71,460)
U.S. 2 Year Treasury Note        (20)      June 2010            18,993
                                                              --------
                                                              $(64,630)
                                                              ========

PERCENTAGES ARE BASED ON NET ASSETS OF $31,877,821.

*    NON-INCOME PRODUCING SECURITY.

(A)  ZERO COUPON BOND.

(B)  THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(C) ALL OR A PORTION OF THIS SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN WRITTEN INDEX OPTION CONTRACTS.

(D) ALL OR A PORTION OF THIS SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN FUTURES CONTRACTS.

(E)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2009.

STRIPS - SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES


CURRENCY LEGEND

AUD AUSTRALIAN DOLLAR
CAD CANADIAN DOLLAR
CHF SWISS FRANC
EUR EURO DOLLAR
GBP BRITISH POUND
JPY JAPANESE YEN
NOK NORWEGIAN KRONE
NZD NEW ZEALAND DOLLAR
SEK SWEDISH KRONE
USD U.S. DOLLAR

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009

The summary of inputs used to value the Fund's net assets as of December 31, 2009 is as follows:

INVESTMENTS IN SECURITIES             LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
-------------------------            --------   -----------   -------   -----------
U.S. Government Agency Obligations   $     --   $18,693,267     $--     $18,693,267
U.S. Treasury Obligations                  --     5,904,402      --       5,904,402
Corporate Obligations                      --     4,208,069      --       4,208,069
Foreign Bonds                              --     2,645,588      --       2,645,588
Purchased Option Contracts              7,155            --      --           7,155
Cash Equivalent                       243,872            --      --         243,872
                                     --------   -----------     ---     -----------
Total Investments in Securities      $251,027   $31,451,326     $--     $31,702,353
                                     ========   ===========     ===     ===========

OTHER FINANCIAL INSTRUMENTS           LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
---------------------------          --------   -----------   -------   -----------
Written Index Option Contracts       $(25,772)   $     --       $--      $ (25,772)
Forwards Contracts                         --     (27,127)       --        (27,127)
Futures Contracts                     (64,630)         --        --        (64,630)
                                     --------    --------       ---      ---------
Total Other Financial Instruments    $(90,402)   $(27,127)      $--      $(117,529)
                                     ========    ========       ===      =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2009

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at Cost ...........................................................   $31,688,650
                                                                                   ===========
Investments, at Value -- Note 2 ................................................    31,702,353
Dividends and Interest Receivable ..............................................       249,813
Unrealized Appreciation on Forward Contracts ...................................       119,865
Receivable for Capital Shares Sold .............................................        62,533
Receivable for Variation Margin on Futures Contracts ...........................        10,275
Receivable due from Investment Adviser .........................................         4,157
Cash ...........................................................................         2,850
Prepaid Expenses ...............................................................         9,476
                                                                                   -----------
   Total Assets ................................................................    32,161,322
                                                                                   -----------
LIABILITIES
Unrealized Depreciation on Forward Contracts ...................................       146,992
Options Written, at Value (Premiums Received $57,491) ..........................        25,772
Payable for Variation Margin on Futures Contracts ..............................        11,250
Payable due to Administrator ...................................................        10,617
Payable for Capital Shares Redeemed ............................................         9,827
Chief Compliance Officer Fees Payable ..........................................         2,442
Payable due to Trustees ........................................................         1,832
Income Distribution Payable ....................................................         1,236
Other Accrued Expenses .........................................................        73,533
                                                                                   -----------
   Total Liabilities ...........................................................       283,501
                                                                                   -----------
NET ASSETS .....................................................................   $31,877,821
                                                                                   ===========
NET ASSETS CONSIST OF:
Paid-in Capital ................................................................   $34,476,226
Distributions in Excess of Net Investment Income ...............................       (29,735)
Accumulated Net Realized Loss ..................................................    (2,521,438)
Unrealized Appreciation on Investments and Written Options .....................        45,422
Unrealized Depreciation on Futures Contracts ...................................       (64,630)
Unrealized Depreciation on Foreign Currency and Translation of Other Assets and
   Liabilities in Foreign Currency .............................................       (28,024)
                                                                                   -----------
Net Assets .....................................................................   $31,877,821
                                                                                   ===========
INSTITUTIONAL CLASS SHARES:
Outstanding Shares of Beneficial Interest (unlimited authorization -- no par
   value) ......................................................................     3,166,115
                                                                                   -----------
NET ASSET VALUE PER SHARE ......................................................   $     10.07
                                                                                   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                              FOR THE YEAR ENDED
                                                               DECEMBER 31, 2009

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Interest Income ................................................................   $   931,173
Dividend Income ................................................................         4,143
                                                                                   -----------
   TOTAL INVESTMENT INCOME .....................................................       935,316
                                                                                   -----------
EXPENSES
Administration Fees ............................................................       125,000
Investment Advisory Fees .......................................................       119,831
Chief Compliance Officer Fees ..................................................         9,475
Trustees' Fees .................................................................         6,278
Shareholder Servicing Fees .....................................................       110,759
Transfer Agent Fees ............................................................        86,013
Legal Fees .....................................................................        43,419
Printing Fees ..................................................................        36,069
Registration and Filing Fees ...................................................        21,469
Audit Fees .....................................................................        16,989
Custodian Fees .................................................................         8,714
Pricing Fees ...................................................................         8,355
Other Expenses .................................................................        11,659
                                                                                   -----------
   TOTAL EXPENSES ..............................................................       604,030
Less:
Waiver of Investment Advisory Fees .............................................      (119,831)
Reimbursement of Expenses by Investment Adviser ................................      (196,620)
Fees Paid Indirectly--Note 4 ...................................................          (204)
                                                                                   -----------
   NET EXPENSES ................................................................       287,375
                                                                                   -----------
NET INVESTMENT INCOME ..........................................................       647,941
                                                                                   -----------
NET REALIZED GAIN (LOSS) ON:
   Investments .................................................................      (500,228)
   Written Option Contracts ....................................................     2,127,602
   Foreign Currency Exchange Transactions ......................................       419,332
   Futures Contracts ...........................................................       283,098
                                                                                   -----------
   TOTAL NET REALIZED GAIN .....................................................     2,329,804
                                                                                   -----------
NET CHANGE IN UNREALIZED DEPRECIATION ON:
   Investments .................................................................      (702,370)
   Written Option Contracts ....................................................       (66,844)
   Foreign Currency Exchange Transactions ......................................      (113,314)
   Futures Contracts ...........................................................      (169,016)
                                                                                   -----------
   NET CHANGE IN UNREALIZED DEPRECIATION .......................................    (1,051,544)
                                                                                   -----------
   NET REALIZED AND UNREALIZED GAIN ............................................     1,278,260
                                                                                   -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $ 1,926,201
                                                                                   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                            YEAR           YEAR
                                                                            ENDED          ENDED
                                                                        DECEMBER 31,   DECEMBER 31,
                                                                            2009           2008
                                                                        ------------   ------------
OPERATIONS:
   Net Investment Income ............................................   $    647,941   $  2,238,264
   Net Realized Gain (Loss) .........................................      2,329,804     (5,820,960)
   Net Change in Unrealized Appreciation (Depreciation) .............     (1,051,544)       333,002
                                                                        ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..      1,926,201     (3,249,694)
                                                                        ------------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ............................................       (695,569)    (1,297,175)
   Tax Return of Capital ............................................             --     (1,122,098)
   Realized Capital Gains ...........................................             --       (359,267)
                                                                        ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................       (695,569)    (2,778,540)
                                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Issued ........................................................      4,320,014     33,453,352
      Reinvestment of Distributions .................................        676,745      2,724,158
      Redemption Fees ...............................................             --          2,230
      Redeemed ......................................................    (30,855,947)   (51,764,473)
                                                                        ------------   ------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS .....................    (25,859,188)   (15,584,733)
                                                                        ------------   ------------
   TOTAL DECREASE IN NET ASSETS .....................................    (24,628,556)   (21,612,967)
                                                                        ------------   ------------
NET ASSETS:
   Beginning of Year ................................................     56,506,377     78,119,344
                                                                        ------------   ------------
   End of Year ......................................................   $ 31,877,821   $ 56,506,377
                                                                        ============   ============
   Distributions in Excess of Net Investment Income .................   $    (29,735)  $   (564,773)
                                                                        ============   ============
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Issued ........................................................        435,467      3,246,163
      Reinvestment of Distributions .................................         68,638        266,809
      Redeemed ......................................................     (3,139,256)    (5,180,692)
                                                                        ------------   ------------
   NET DECREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS .......     (2,635,151)    (1,667,720)
                                                                        ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------------
                                                                   2009        2008        2007        2006        2005
                                                                 -------     -------     -------     -------     -------
Net Asset Value,
   Beginning of Year .........................................   $  9.74     $ 10.46     $ 10.29     $ 10.24     $ 10.37
                                                                 -------     -------     -------     -------     -------
Income from Investment Operations:
   Net Investment Income* ....................................      0.16        0.30        0.44        0.41        0.28
   Net Realized and Unrealized Gain (Loss) ...................      0.34       (0.65)       0.19        0.06        0.05
                                                                 -------     -------     -------     -------     -------
   Total from Investment Operations ..........................      0.50       (0.35)       0.63        0.47        0.33
                                                                 -------     -------     -------     -------     -------
Redemption Fees ..............................................        --          --**        --**        --          --
                                                                 -------     -------     -------     -------     -------
Dividends and Distributions:
   Net Investment Income .....................................     (0.17)      (0.17)      (0.45)      (0.40)      (0.46)
   Tax Return of Capital .....................................        --       (0.15)         --       (0.02)         --
   Net Realized Gains ........................................        --       (0.05)      (0.01)         --          --
                                                                 -------     -------     -------     -------     -------
   Total Dividends and Distributions .........................     (0.17)      (0.37)      (0.46)      (0.42)      (0.46)
                                                                 -------     -------     -------     -------     -------
Net Asset Value, End of Year .................................   $ 10.07     $  9.74     $ 10.46     $ 10.29     $ 10.24
                                                                 =======     =======     =======     =======     =======
TOTAL RETURN+ ................................................      5.14%      (3.47)%      6.18%       4.70%       3.20%
                                                                 =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..........................   $31,878     $56,506     $78,119     $65,053     $48,349
Ratio of Expenses to Average Net Assets ......................      0.72%(2)    0.61%(1)    0.61%(1)    0.61%(1)    0.60%(1)
Ratio of Expenses to Average Net Assets (excluding Waivers,
   Reimbursements and Fees Paid Indirectly) ..................      1.51%       1.28%       1.27%       1.47%       1.12%
Ratio of Net Investment Income to Average Net Assets .........      1.62%       2.94%       4.28%       3.99%       2.70%
Portfolio Turnover Rate ......................................       123%        107%         54%         23%        100%

*    PER SHARE AMOUNTS FOR THE YEAR ARE BASED ON AVERAGE OUTSTANDING SHARES.

**   AMOUNT REPRESENTS LESS THAN $0.01.

+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE YEAR. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.60%.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.72%.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                               DECEMBER 31, 2009

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 31 funds. The financial statements herein are those of the Analytic Short-Term Income Fund (the "Fund"). The investment objective of the Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk by investing primarily (at least 80% of its net assets) in "income-producing" U.S. government securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generalLY accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. There were no fair valued securities as of December 31, 2009.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For the year ended December 31, 2009, there have been no significant changes to the Fund's fair value methodologies.

     Options for which the primary market is a national securities exchange are valued at the last quoted sales price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Fund's Board.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.


     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

     SECURITY TRANSACTION AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Discounts and premiums on securities purchased are amortized using the scientific method that approximates the effective interest method.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. It may enter into these contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

     FUTURES CONTRACTS -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may do so for a variety of reasons including for cash management purposes. Upon entering into a futures contract, the Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     basis in such contract. Risks of entering into futures contracts include the possibility that a change in the value of a contract may not correlate with the changes in the value of the underlying instruments. It is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its expiration date. Additionally, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.


     OPTIONS WRITTEN/PURCHASED -- The Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

     Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be distributed annually. All distributions are recorded on the ex-dividend date.

     REDEMPTION FEES -- The Fund retains a redemption fee of 2.00% on redemptions of capital shares held less than 10 days. For the year ended December 31, 2009 and December 31, 2008, there were $0 and $2,230, respectively, in redemption fees retained.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

3. DERIVATIVE CONTRACTS:

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund's financial statements.

Transactions in option contracts written for the year ended December 31, 2009, were as follows:

                                   NUMBER OF
                                   CONTRACTS     PREMIUMS
                                   ---------   ------------
Outstanding at December 31, 2008        962    $   194,187
Options written                      19,664      3,571,764
Options closed                       (4,674)    (1,180,874)
Options expired                     (15,752)    (2,527,586)
Options exercised                        --             --
                                    -------    -----------
Outstanding at December 31, 2009        200    $    57,491
                                    =======    ===========

AMOUNTS DESIGNATED AS "--" ARE ZERO CONTRACTS OR $0.

                      FAIR VALUES OF DERIVATIVE INSTRUMENTS

                                              ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                  ---------------------------------------   ---------------------------------------
                                        YEAR ENDED DECEMBER 31, 2009             YEAR ENDED DECEMBER 31, 2009
                                  ---------------------------------------   ---------------------------------------
                                         BALANCE SHEET                             BALANCE SHEET
                                            LOCATION           FAIR VALUE            LOCATION            FAIR VALUE
                                  --------------------------   ----------   --------------------------   ----------
DERIVATIVES NOT ACCOUNTED
FOR AS HEDGING INSTRUMENTS:
                                  Receivables, Net Assets -                 Payables, Net Assets -
Interest rate contracts           Unrealized Appreciation       $ 18,993*   Unrealized Depreciation       $ 71,460*
                                  Unrealized Appreciation on                Unrealized Depreciation on
Foreign exchange contracts        Forward Contracts              119,865    Forward Contracts              146,992
                                                                            Payables, Net Assets -
Equity contracts                  Investments, at Value            7,155    Unrealized Depreciation         12,163*
                                                                --------
                                                                            Options Written, at Value       25,772
                                                                                                          --------
Total Derivatives not accounted
   for as hedging instruments                                   $146,013                                  $256,387
                                                                ========                                  ========

* INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED IN THE SCHEDULE OF INVESTMENTS. ONLY CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE STATEMENT OF ASSETS & LIABILITIES.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

  THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE
                          YEAR ENDED DECEMBER 31, 2009.

                      AMOUNT OF REALIZED GAIN OR (LOSS) ON
                        DERIVATIVES RECOGNIZED IN INCOME

                                                         FORWARD
DERIVATIVES NOT ACCOUNTED                                CURRENCY
FOR AS HEDGING INSTRUMENTS:    OPTIONS      FUTURES     CONTRACTS       TOTAL
---------------------------   ----------   ----------   ----------   ----------
Interest rate contracts       $       --   $ 471,826    $       --   $  471,826
Currency contracts                    --          --     1,486,927    1,486,927
Credit contracts                      --          --            --           --
Equity contracts               1,326,155    (188,728)           --    1,137,427
                              ----------   ---------    ----------   ----------
Total                         $1,326,155   $ 283,098    $1,486,927   $3,096,180
                              ==========   =========    ==========   ==========

               CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
                       ON DERIVATIVES RECOGNIZED IN INCOME

                                                         FORWARD
DERIVATIVES NOT ACCOUNTED                                CURRENCY
FOR AS HEDGING INSTRUMENTS:     OPTIONS     FUTURES     CONTRACTS       TOTAL
---------------------------   ----------   ----------   ----------   ----------
Interest rate contracts       $      --    $(215,615)   $      --    $(215,615)
Currency contracts                   --           --     (112,417)    (112,417)
Credit contracts                     --           --           --           --
Equity contracts                (71,925)      46,599           --      (25,326)
                              ---------    ---------    ---------    ---------
Total                         $ (71,925)   $(169,016)   $(112,417)   $(353,358)
                              =========    =========    =========    =========

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investment Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

5. ADMINISTRATION, FEES PAID INDIRECTLY, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Fund's average daily net assets.

The Fund earned cash management credits which are used to offset transfer agent expenses. During the year ended December 31, 2009, the Fund earned credits of $204. These are presented as "Fees Paid Indirectly" in the Statement of Operations.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. These shareholder servicing fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund's transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Analytic Investors, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the arrangement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement.

Union Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.30% of the average daily net assets.

Effective May 1, 2009, the Adviser has voluntarily agreed to waive or limit its advisory fees or assume other expenses to limit the total annual fund operating expenses of the Fund (excluding dividend expenses) to 0.80%. The fee waiver/expense reimbursement arrangement for the Fund can be terminated at any time at the option of the Adviser. Prior to May 1, 2009, the Adviser had voluntarily agreed to waive or limit its advisory fees or assume other expenses to limit the total fund operating expenses of the Fund (excluding dividend expenses) to 0.60%.

7. INVESTMENT TRANSACTIONS:

The cost of securities purchased and the proceeds from securities sold and maturities, other than short-term investments and written index options for the year ended December 31 2009, were as follows:

                                      U.S. GOVT.         U.S. GOVT.
 PURCHASES    SALES AND MATURITIES    PURCHASES    SALES AND MATURITIES
-----------   --------------------   -----------   --------------------
$15,696,619        $11,153,609       $16,296,225       $26,820,880

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from the distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income (loss), paid-in capital or accumulated net realized gain (loss), as appropriate, in the period the differences arise. Accordingly, the following permanent differences were primarily attributable to the recognition of premium amortization, distributions in excess of net investment income, and reclassification of foreign exchange gain (loss) and have been reclassified as follows:

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

 UNDISTRIBUTED   ACCUMULATED
NET INVESTMENT   NET REALIZED    PAID-IN
   INCOME           LOSS         CAPITAL
--------------   ------------   ---------
   $582,666       $(461,319)    $(121,347)

These reclassifications had no impact on the net assets or net asset value of the Fund.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

        ORDINARY      LONG-TERM    DISTRIBUTION IN   RETURN OF
         INCOME     CAPITAL GAIN       EXCESS         CAPITAL       TOTAL
       ----------   ------------   ---------------   ----------   ----------
2009   $  574,222     $     --        $121,347       $       --   $  695,569
2008    1,358,663      297,779              --        1,122,098    2,778,540

As of December 31, 2009, the components of Accumulated Loss on a tax basis were as follows:

Capital Loss Carryforwards     $(2,558,429)
Post October Currency Losses       (22,362)
Net Unrealized Depreciation        (44,574)
Other Temporary Differences         26,960
                               -----------
Total Accumulated Loss         $(2,598,405)
                               ===========

For Federal income tax purposes, net capital loss carryforwards as of December 31, 2009 were $2,558,429, expiring in the year 2016, and may be carried forward and applied against future net capital gains. Capital loss carryforwards utilized in the current year as of December 31, 2009 were $1,628,034.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2009 through December 31, 2009 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

At December 31, 2009, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities (excluding written index option contracts, forwards, and futures) held by the Fund were as follows:

  FEDERAL     APPRECIATED   DEPRECIATED   NET UNREALIZED
 TAX COST      SECURITIES    SECURITIES    DEPRECIATION
-----------   -----------   -----------   --------------
$31,723,144     $105,590     $(126,381)      $(20,791)

9. OTHER:

At December 31, 2009, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Fund was as follows:

NO. OF SHAREHOLDERS   % OWNERSHIP
-------------------   -----------
         2                82%

These shareholders are comprised of omnibus accounts that are held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

10. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

11. SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through March 1, 2010, the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of December 31, 2009.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and the Shareholders of
Analytic Short-Term Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Analytic Short-Term Income Fund (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 1, 2010

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

                                  BEGINNING     ENDING                 EXPENSES
                                   ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                    VALUE       VALUE      EXPENSE     DURING
                                   7/1/09      12/31/09     RATIOS      PERIOD*
                                  ---------   ---------   ----------   --------
ANALYTIC SHORT-TERM INCOME FUND
ACTUAL FUND RETURN                $1,000.00   $1,025.70      0.80%       $4.08
HYPOTHETICAL 5% RETURN            $1,000.00   $1,021.17      0.80%       $4.08

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                      This page intentionally left blank.

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of



                                            TERM OF
                           POSITION(S)     OFFICE AND
    NAME, ADDRESS,          HELD WITH       LENGTH OF                  PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                  DURING PAST 5 YEARS
-----------------------   ------------   --------------   ------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER          Chairman       (Since 1991)     Currently performs various services on behalf
63 yrs. old               of the Board                    of SEI Investments for which Mr. Nesher is
                          of Trustees                     compensated.










WILLIAM M. DORAN          Trustee        (Since 1992)     Self-employed consultant since 2003. Partner,
1701 Market Street                                        Morgan, Lewis & Bockius LLP (law firm)
Philadelphia, PA 19103                                    from 1976 to 2003, counsel to the Trust, SEI,
69 yrs. old                                               SIMC, the Administrator and the Distributor.
                                                          Director of SEI Investments since 1974.
                                                          Secretary of SEI Investments since 1978.



INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY           Trustee        (Since 1994)     Attorney, sole practitioner since 1994. Partner,
78 yrs. old                                               Dechert Price & Rhoads (law firm), September
                                                          1987-December 1993.



(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                 ANALYTIC SHORT-TERM INCOME FUND

their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-7818. The following chart lists Trustees and Officers as of December 31, 2009.

    NUMBER OF
   PORTFOLIOS
IN THE ADVISORS'
INNER CIRCLE FUND
   OVERSEEN BY                            OTHER DIRECTORSHIPS
  BOARD MEMBER                           HELD BY BOARD MEMBER(3)
-----------------   ---------------------------------------------------------------------------



       31           Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds,
                    SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional
                    International Trust, SEI Institutional Investments Trust, SEI
                    Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt
                    Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI
                    Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global
                    Investments Fund, plc, SEI Investments Global, Limited, SEI
                    Investments -- Global Fund Services, Limited, SEI Investments
                    (Europe), Limited, SEI Investments -- Unit Trust Management
                    (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund,
                    L.P., SEI Structured Credit Fund, L.P., and SEI Multi-Strategy
                    Funds plc.

       31           Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI
                    Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional
                    International Trust, SEI Institutional Investments Trust, SEI Institutional
                    Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI
                    Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments -- Global Fund
                    Services, Limited, SEI Investments Global, Limited, SEI Investments
                    (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea
                    Co., Ltd., SEI Global Nominee Limited and SEI Investments Unit Trust
                    Management (UK) Limited.


       31           Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds
                    and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI
                    Daily Income Trust, SEI Institutional International Trust, SEI
                    Institutional Investments Trust, SEI Institutional Managed Trust,
                    SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                    Strategy Portfolios, L.P.

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                            TERM OF
                           POSITION(S)     OFFICE AND
     NAME, ADDRESS,         HELD WITH      LENGTH OF                   PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                  DURING PAST 5 YEARS
-----------------------   ------------   --------------   ------------------------------------------------
INTERESTED
BOARD MEMBERS (CONTINUED)

GEORGE J. SULLIVAN, JR.      Trustee     (Since 1999)     Chief Executive Officer, Newfound
66 yrs. old                                               Consultants Inc. since April 1997.







BETTY L. KRIKORIAN           Trustee     (Since 2005)     Vice President Compliance, AARP Financial
66 yrs. old                                               Inc. since 2008. Self-employed Legal and
                                                          Financial Services Consultant since 2003.
                                                          Counsel, State Street Bank Global Securities
                                                          and Cash Operations from 1995 to 2003.

CHARLES E. CARLBOM           Trustee     (Since 2005)     Self-employed Business Consultant, Business
75 yrs. old                                               Project Inc. since 1997. CEO and President,
                                                          United Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON          Trustee     (Since 2005)     Retired.
67 yrs. old

JOHN K. DARR                 Trustee     (Since 2008)     CEO, Office of Finance, FHL Banks from 1992
65 yrs. old                                               to 2007.

OFFICERS

PHILIP T. MASTERSON         President    (Since 2008)     Managing Director of SEI Investments since
45 yrs. old                                               2006. Vice President and Assistant Secretary of
                                                          the Administrator from 2004 to 2006. General
                                                          Counsel of Citco Mutual Fund Services from
                                                          2003 to 2004. Vice President and Associate
                                                          Counsel for the Oppenheimer Funds from 2001
                                                          to 2003.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                 ANALYTIC SHORT-TERM INCOME FUND

    NUMBER OF
    PORTFOLIOS
 IN THE ADVISORS'
INNER CIRCLE FUND
   OVERSEEN BY                               OTHER DIRECTORSHIPS
   BOARD MEMBER                             HELD BY BOARD MEMBER(3)
-----------------   --------------------------------------------------------------------------



        31          Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds,
                    State Street Navigator Securities Lending Trust, SEI Asset Allocation
                    Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI
                    Institutional Investments Trust, SEI Institutional Managed Trust, SEI
                    Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy
                    Portfolios, L.P., Director of SEI Opportunity Fund, L.P., and SEI
                    Structured Credit Fund, L.P. Member of the independent review com-
                    mittee for SEI's Canadian-registered Mutual Funds.

        31          Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.





        31          Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.
                    Director of Oregon Transfer Co.


        31          Director, Federal Agricultural Mortgage Corporation. Trustee of The
                    Advisors' Inner Circle Fund II and Bishop Street Funds.

        31          Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and
                    Trustee of The Advisors' Inner Circle Fund II and Bishop Street Funds.



       N/A                                           N/A

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                            TERM OF
                           POSITION(S)     OFFICE AND
    NAME, ADDRESS,          HELD WITH       LENGTH OF                  PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST      TIME SERVED                   DURING PAST 5 YEARS
-----------------------   ------------   --------------   ------------------------------------------------
OFFICERS (CONTINUED)

MICHAEL LAWSON             Treasurer,    (Since 2005)     Director, SEI Investments, Fund Accounting since
49 yrs. old                Controller                     July 2005. Manager, SEI Investments, Fund
                           and Chief                      Accounting from April 1995 to February 1998 and
                           Financial                      November 1998 to July 2005.
                            Officer

RUSSELL EMERY                Chief       (Since 2006)     Chief Compliance Officer of SEI Structured
46 yrs. old                Compliance                     Credit Fund, L.P. and SEI Alpha Strategy
                            Officer                       Portfolios, L.P. since June 2007. Chief
                                                          Compliance Officer of SEI Opportunity Fund,
                                                          L.P., SEI Institutional Managed Trust, SEI Asset
                                                          Allocation Trust, SEI Institutional
                                                          International Trust, SEI Institutional
                                                          Investments Trust, SEI Daily Income Trust, SEI
                                                          Liquid Asset Trust and SEI Tax Exempt Trust
                                                          since March 2006. Director of Investment Product
                                                          Management and Development, SEI Investments,
                                                          since February 2003; Senior Investment Analyst
                                                          -- Equity Team, SEI Investments, from March 2000
                                                          to February 2003.

JOSEPH M. GALLO               Vice       (Since 2007)     Corporate Counsel of SEI since 2007; Associate
36 yrs. old                President                      Counsel, ICMA Retirement Corporation 2004-2007;
                              and                         Federal Investigator, U.S. Department of Labor
                           Secretary                      2002-2004; U.S. Securities and Exchange
                                                          Commission-Division of Investment Management,
                                                          2003.

CAROLYN F. MEAD               Vice       (Since 2007)     Corporate Counsel of SEI since 2007; Associate,
52 yrs. old                 President                     Stradley, Ronon, Stevens & Young (law firm)
                              and                         2004-2007; Counsel, ING Variable Annuities,
                            Assistant                     1999-2002.
                           Secretary

JAMES NDIAYE                  Vice       (Since 2004)     Employed by SEI Investments Company since 2004.
41 yrs. old                President                      Vice President, Deutsche Asset Management from
                               and                        2003-2004. Associate, Morgan, Lewis & Bockius
                            Assistant                     LLP (law firm) from 2000-2003. Counsel,
                           Secretary                      Assistant Vice President, ING Variable Annuities
                                                          Group from 1999-2000.

TIMOTHY D. BARTO              Vice       (Since 2000)     General Counsel, Vice President and Secretary of
41 yrs. old                 President                     SEI Investments Global Funds Services since
                              and                         1999; Associate, Dechert (law firm) from
                           Assistant                      1997-1999; Associate, Richter, Miller & Finn
                           Secretary                      (law firm) from 1994-1997.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                 ANALYTIC SHORT-TERM INCOME FUND

    NUMBER OF
    PORTFOLIOS
 IN THE ADVISORS'
INNER CIRCLE FUND
   OVERSEEN BY      OTHER DIRECTORSHIPS
   BOARD MEMBER       HELD BY OFFICERS
-----------------   -------------------


       N/A                  N/A





       N/A                  N/A














       N/A                  N/A






       N/A                  N/A





       N/A                  N/A






       N/A                  N/A





THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)





                                            TERM OF
                           POSITION(S)     OFFICE AND
    NAME, ADDRESS,          HELD WITH       LENGTH OF                  PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST    TIME SERVED(2)                  DURING PAST 5 YEARS
-----------------------   ------------   --------------   ------------------------------------------------
OFFICERS (CONTINUED)

MICHAEL BEATTIE                Vice      (Since 2009)     Director of Client Services at SEI since 2004.
44 yrs. old                 President

ANDREW S. DECKER           AML Officer   (Since 2008)     Compliance Officer and Product Manager, SEI,
46 yrs. old                                               2005-2008. Vice President, Old Mutual Capital,
                                                          2000-2005. Operations Director, Prudential
                                                          Investments, 1998-2000.

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                 ANALYTIC SHORT-TERM INCOME FUND

    NUMBER OF
    PORTFOLIOS
 IN THE ADVISORS'
INNER CIRCLE FUND
   OVERSEEN BY      OTHER DIRECTORSHIPS
   BOARD MEMBER       HELD BY OFFICERS
-----------------   -------------------


       N/A                   N/A


       N/A                   N/A




THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 10-11, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its client base and assets under management. The representatives also discussed personnel changes that occurred during the past year, including the addition of key operations and marketing and client service personnel. In addition, the representatives reviewed the Adviser's best execution practices and strategies in managing the Fund. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) (CONCLUDED)

other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with information regarding the Fund's performance since the Advisory Agreement was last renewed, as well as information regarding the Fund's performance since its inception. The Board also compared the Fund's performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, representatives of the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Board noted that although the Fund underperformed its benchmark over various periods of time, its year-to-date performance was favorable to that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fee paid by the Fund to the Adviser and the fee waivers that the Adviser had made over the period, as well as the costs and other expenses incurred by the Adviser in providing advisory services. The Trustees considered information provided regarding the profits realized by the Adviser from its relationship with the Fund and concluded such profit was not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted the Fund's advisory fee was consistent with the range of advisory fees paid by other peer funds. The Board concluded that the advisory fee appeared reasonable in light of the services rendered and was the result of arm's length negotiations. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2009, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2009, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2009, the portfolio is designating the following items with regard to distributions paid during the year.

                                                                    DIVIDENDS
                                                                    QUALIFYING                                            SHORT-TERM
                                                                  FOR CORPORATE                                             CAPITAL
              LONG TERM      ORDINARY      RETURN                   DIVIDENDS    QUALIFYING      U.S.         INTEREST       GAIN
             CAPITAL GAIN     INCOME         OF        TOTAL        RECEIVABLE    DIVIDEND    GOVERNMENT      RELATED      DIVIDENDS
             DISTRIBUTION  DISTRIBUTIONS  CAPITAL  DISTRIBUTIONS  DEDUCTION (1)  INCOME (2)  INTEREST (3)  DIVIDENDS (4)      (5)
             ------------  -------------  -------  -------------  -------------  ----------  ------------  -------------  ----------
Short-Term
   Income
   Fund          0.00%        100.00%      0.00%      100.00%         0.00%         0.00%        20.02%       100.00%        0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Analytic Short-Term Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

                                     NOTES

                         ANALYTIC SHORT-TERM INCOME FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-866-777-7818

                               INVESTMENT ADVISER:
                             Analytic Investors, LLC
                              555 West Fifth Street
                                   50th Floor
                              Los Angeles, CA 90013

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

ANA-AR-001-0800

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                      2009                                               2008
               -------------------------------------------------  -------------------------------------------------
                                 All fees and    All other fees                     All fees and     All other fees
                                  services to    and services to                     services to    and services to
                All fees and        service          service       All fees and        service           service
               services to the  affiliates that  affiliates that  services to the  affiliates that  affiliates that
               Trust that were       were        did not require  Trust that were       were        did not require
                pre-approved     pre-approved     pre-approval     pre-approved     pre-approved      pre-approval
               ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
(a)  Audit
     Fees(1)        $50,928           N/A              N/A           $17,190             N/A              N/A

(b)  Audit-
     Related
     Fees               N/A           N/A              N/A           $79,000(2)          N/A              N/A

(c)  Tax Fees           N/A           N/A              N/A               N/A             N/A              N/A

(d)  All
     Other
     Fees               N/A           N/A              N/A               N/A             N/A              N/A

Notes:

(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Includes fees for: Professional services rendered in connection with the GIPS firm wide verification for Analytic Investors for the year ended December 31, 2008.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre- approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report. The registrant's fund accountant identified a weakness in its internal controls relating to the application of fair value pricing for certain international equity securities held by international equity funds that used an automated fair valuation process.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: March 8, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller & CFO

Date: March 8, 2010

* Print the name and title of each signing officer under his or her signature.